                                                                    EXHIBIT 10.7


                                 [LETTERHEAD]




Mr Rodney Adler
Chief Executive
FAI Insurance
Level 12, 185 Macquaire Street
SYDNEY NSW 2000

Dear Rodney


This letter is to confirm that my agreement entered into where FAI Insurance have agreed to purchase 10% of my shareholding and to pay the purchase price via instalments over a three year period, with each installment being $600,000.

I hereby give you my irrevocable undertaking that you will have the sole discretion to pro rata the second, third and fourth instalments downwards, ie. to decrease the amount if you are not satisfied with the royalty payment generated and that would be payable to FAI during each of these three years.

I will sign if necessary a power of attorney over to you and this letter is my undertaking to provide you with the absolute guarantee that I will accept your judgement as each of these payments fall due. The above statement is to override the agreement signed between us and is to also be identical for any bonus payments which will become due if we reach certain volume points as mentioned in the agreement.

Yours faithfully


/s/ Brad Cooper
---------------
Brad Cooper
CHIEF EXECUTIVE
---------------

                               OPTION AGREEMENT


                             BRADLEY DAVID COOPER

                                   (Cooper)



                            FAI INSURANCES LIMITED
                                ACN 004 304 545


                                     (FAI)



                                Gadens Ridgeway
                                    Lawyers
                              Skygarden Building
                             77 Castlereagh Street
                                SYDNEY NSW 2000

                              Telephone: 232-5566
                              Facsimile: 931-4888

                                    941422
                                      SPR

                                     INDEX

CLAUSE NO.                CONTENTS

1.                        Definitions and Interpretation

2.                        Grant of Option

3.                        Time of the Essence

4.                        Exercise of Option

5.                        Option Price and Bonus

6.                        Completion

7.                        Option Fee

8.                        Assignability

9.                        Notices

10.                       Stamp Duty and Costs

11.                       Governing Law and Jurisdiction

12.                       Waiver

13.                       Cumulative Rights

14.                       Further Assurance

15.                       Execution by Counterparts

16.                       Entire Understanding

17.                       Disclosure Agreement

THIS AGREEMENT is made on 5 September 1994

PARTIES:

1.   BRADLEY DAVID COOPER of 79 The Esplanade, Balmoral Beach, NSW 2088
     ("Cooper").

2. FAI INSURANCES LIMITED ACN 004 304 545 of Level 12, 185 Macquarie Street, Sydney, NSW 2000 ("FAI").

RECITALS:

A. Cooper is the beneficial owner of 251 ordinary shares and 13 "C" class ordinary shares in FAI Security Holdings which has a total issued capital of 502 ordinary shares of $1.00 par value each and 26 "C" class ordinary shares of $1.00 par value each.

B. Cooper has agreed to grant FAI an option to purchase from him approximately 10% of the total issued capital of FAI Security Holdings on the terms and conditions in this Agreement.

IT IS AGREED:

1.   DEFINITIONS AND INTERPRETATION

1.1  In this Agreement unless the context otherwise requires:

     "Additional Price" means the extra consideration payable by FAI to Cooper depending on the Sales by FAI Security Holdings and any of its subsidiaries determined in accordance with clause 5 and payable in accordance with clause 6;

     "Completion" means completion of the exercise of the Option in accordance with clause 6;

     "Completion Date" means the date(s) on which Completion will take place as determined in accordance with clause 6.1;

     "FAI Security Holdings" means FAI Security Holdings Pty Limited ACN 003 125 264;

     "Notice" means the notice of exercise of the Option given by FAI to Cooper pursuant to clause 4.1;

     "Option" means the option granted under clause 2;

     "Option Fee" means the amount specified in Item 2;

     "Option Price" means the amount specified in Item 4;

     "Option Shares" means the ordinary shares and "C" class ordinary shares in the capital of FAI Security Holdings specified in Item 1 of which Cooper is the legal owner;

                                      2.

     "Option Time" means the time specified in Item 3;

     "Sales" means the total number of security units installed by FAI Security Holdings and any of its subsidiaries throughout Australian and New Zealand territories for the most recent twelve month period ending on the Completion Dates.

1.2  In this Agreement unless the context otherwise requires:

     reference to a person includes any other entity recognized by law and vice versa;

     words importing the singular number include the plural number and vice versa;

     words importing one gender include every gender;

     any reference to any of the parties by their defined terms includes that party's executors, administrators or permitted assigns or, being a company, its successors or permitted assigns;

     every agreement or undertaking expressed or implied by which more than one person agrees or undertakes any obligation or derives any benefit binds or enures for the benefit of those persons jointly and each of them severally;

     clause headings are for reference purposes only;

     reference to an Item is a reference to an Item in the Schedule to this Agreement;

     reference to an Exhibit, Annexure or Schedule is a reference to the corresponding Exhibit, Annexure or Schedule to this Agreement;

     reference to a statute includes all regulations under and amendments to that statute and any statute passed in substitution for that statute or incorporating any of its provisions to the extent that they are incorporated.

2.   GRANT OF OPTION

2.1 In consideration of the payment of the Option Fee by FAI to Cooper (receipt of which is acknowledged) Cooper grants to FAI an option to purchase all of the Option Shares for the Option Price together with the Additional Price (if any).

2.2 The Option Shares will be sold free of any encumbrance, equity or right of third party and with all rights attached to them at the date of exercise of the Option.

3.   TIME OF THE ESSENCE

3.1  Time is of the essence of this Agreement.

3.2  The Option will terminate if it is not exercised prior to the Option Time.

                                      3.

4.   EXERCISE OF OPTION

4.1 FAI may exercise the Option by notice in writing given to Cooper at any time prior to the Option Time only in respect of all of the Option Shares (the "Notice").

4.2 On delivery of the Notice by FAI to Cooper there will come into existence a legally binding agreement to which Cooper will sell and FAI will purchase by instalments the Option Shares for the Option Price together with the Additional Price (if any) on the Completion Dates in accordance with clause 6.

5.   OPTION PRICE AND ADDITIONAL PRICE

     (i) In addition to the instalment of the Option Price payable on any Completion Date, FAI may pay Cooper an Additional Price in respect of that year depending on the number of Sales for the relevant year determined as follows:

Completion Date                   Sales                      Additional Price
Second Completion Date            14,000 - 18,000            $100,000.00
                                  18,001 - 20,000            $200,000.00
                                  20,001 - 23,000            $350,000.00
                                  23,001 and above           $500,000.00

Third Completion Date             14,000 - 18,000            $100,000.00
                                  18,001 - 20,000            $200,000.00
                                  20,001 - 23,000            $350,000.00
                                  23,001 and above           $500,000.00

Fourth Completion Date            14,000 - 18,000            $100,000.00
                                  18,001 - 20,000            $200,000.00
                                  20,001 - 23,000            $350,000.00
                                  23,001 and above           $500,000.00


6.   COMPLETION

6.1  Completion will take place in accordance with the following table.

Completion             Instalment of       Instalment of         Instalment
Date                   Option Shares       Option Price          No
First Completion       21 ordinary         $1,000,000            1
Date: 5/9/94           shares and          (being $1,250,000
                       2 "C" class         less Option Fee)
                       ordinary shares

Second Completion      10 ordinary         $600,000.00+          2
Date: 5/9/95           shares              Additional Price

                                      4.


Third Completion       10 ordinary         $600,000.00+          3
Date: 5/9/96           shares              Additional Price

Fourth Completion      10 ordinary         $600,000.00+          4
Date: 5/9/97           shares              Additional Price

6.2  On each Completion Date:

     (a)  Cooper will deliver to FAI:

          (i) duly executed transfers in respect of the instalment of the Option Shares determined in accordance with clause 6.1 in favour of FAI (or such other person(s) as FAI may direct in writing); and

          (ii) the certificates in respect of those Option Shares to be transferred; and

     (b) FAI will pay the instalment of the Option Price determined in accordance with clause 6.1 together with the Additional Price (if any) to Cooper (or as Cooper otherwise directs in writing) in cash or by bank cheque.

6.3 FAI may in its absolute discretion pay any anticipated Additional Price prior to the relevant Completion Date on such terms as it may determine.

6.4 Completion will take place at the offices of FAI or such other place as may be agreed between FAI and Cooper.

7.   OPTION FEE

7.1 The Option Fee is payable immediately on execution of this Agreement and is non-refundable if the Option is not exercised in accordance with this Agreement.

7.2 If the Option is exercised in accordance with this Agreement, the Option Fee will be deducted from the first instalment of the Option Price as set out in clause 6.1.

8.   ASSIGNABILITY

     This Agreement is personal to FAI and FAI may not assign its rights under this Agreement to any person.

9.   NOTICES

9.1 Any notice, approval, request, demand or other communication ("notice") to be given for the purposes of this Agreement must be in writing and will be served personally or sent by ordinary or registered mail (airmail if overseas) to the address of the party specified in Item 5, or such other address as that party may notify the other party, in writing, from time to time or by facsimile transmission to the facsimile number of that party specified in Item 5 (if any) or such other facsimile number as that party may notify the other party, in writing, from time to time.

                                      5.

9.2  A notice given:

     (a)  personally will be served upon delivery;

     (b) by post (other than overseas airmail) will be served three (3) business days after posting;

     (c) by overseas airmail will be served seven (7) business days after posting;

     (d) by facsimile transmission will be served upon receipt of a transmission report by the machine from which the facsimile was sent indicating that the facsimile had been sent in entirety to the facsimile number specified in Item 5 or such other number as may have been notified by the receiving party to the other party and if the facsimile has not been completely transmitted by 5:00 p.m. (determined by reference to the time of day at the recipient's address) it will be deemed to have been served on the next business day.

9.3 Any notice which, by virtue of the above provisions, has been served on a Saturday, Sunday or public holiday will be served on the first business day (determined by reference to the recipient's address) after that day.

9.4 A notice may be given by an authorised officer, employee or agent of the party giving the notice.

10.  STAMP DUTY AND COSTS

10.1 FAI will pay all stamp duty on or arising in connection with this Agreement and any other related documentation.

10.2 FAI will bear all legal and other costs and expenses arising directly or indirectly with respect to the preparation, execution, completion and performance of this Agreement or any other related documentation.

11.  GOVERNING LAW AND JURISDICTION

     This Agreement will be governed by and be construed in accordance with the laws of New South Wales for the time being in force, and the parties agree to submit to the non-exclusive jurisdiction of the courts of that jurisdiction.

12.  WAIVER

     The failure or omission of a party at any time to:

     (a) enforce or require the strict observance of or compliance with any provision or this Agreement; or

     (b)  exercise any election or discretion under this Agreement,

     will not operate as a waiver of them or of the rights of a party, whether express or implied, arising under this Agreement.

                                      6.

13.  CUMULATIVE RIGHTS

     The rights or remedies conferred on any party by this Agreement are in addition to all rights and remedies of that party or law or in equity.

14.  FURTHER ASSURANCE

     Each party will sign, execute and complete all such further documents as may be necessary to effect, perfect or complete the provisions of this Agreement and the transactions to which it relates.

15.  EXECUTION BY COUNTERPARTS

15.1 This Agreement may consist of one or more counterpart copies.

15.2 All counterparts of this Agreement, when taken together, constitute the one document.

16.  ENTIRE UNDERSTANDING

16.1 This Agreement contains the entire understanding and agreement between the parties as to the subject matter of this Agreement.

16.2 All previous negotiations, understandings, representations, warranties (other than warranties set out in this Agreement), memoranda or commitments in relation to, or in any way affecting, the subject matter of this Agreement are merged in and superseded by this Agreement and will be of no force or effect whatsoever and no party will be liable to any other party in respect of such matters.

16.3 No oral explanation or information provided by any party to another will affect the meaning or interpretation of this Agreement or constitute any collateral agreement, warranty or understanding between any of the parties.

17.  DISCLOSURE OF AGREEMENT

     Neither party will disclose, divulge or otherwise publicise the terms or provisions of this Agreement without the prior written approval of each other party except for the purpose of, and to the extent that, such disclosure is required by law.

                                   SCHEDULE

ITEM 1
Option Shares    51 ordinary shares and 2 "C" class ordinary
                 shares in the capital of FAI Security Holdings Pty Limited, ACN 003 125 264 numbered as follows:

                 ordinary shares - to

                 "C" class ordinary shares - to

ITEM 2
Option Fee       $250,000.00

                                      7.


ITEM 3
Option Time                5.00 pm 30 June 1995

ITEM 4
Option Price               $3,050,000

ITEM 5
Notices       Brad Cooper/ Cooper:        Address  79 the esplanade.
                                          Fax      Balmoral Beach.
                                          Tel      Sydney 2088 NSW.

                           FAI:           Address  185 Macquarie Street
                                          Fax      Sydney 2000
                                          Tel      02-373-0000

                           FAI Security
                           Holdings:      Address  Level 7, 77 Pacific Highway
                                          Fax      North Sydney 206
                                          Tel      02-955-1444


EXECUTED as an agreement.

SIGNED on behalf of FAI INSURANCES  )
LIMITED by its authorised           )
representative in the presence of:  )
                                    )
/s/ R. F. Baulderstone              )  /s/ R. S. Adler
----------------------------------  )  --------------------------------------
  Signature of witness              )  Signature of authorised representative
                                    )
                                    )
    R. F. Baulderstone              )      R. S. Adler
----------------------------------  )  --------------------------------------
  Name of witness - please print    )  Name of authorised representative
                                    )       - please print
                                    )
    77 Pacific Highway              )
----------------------------------  )
  Address of witness                )
    North Sydney                    )

                                      8.

SIGNED by BRAD COOPER in the      )
presence of:                      )
                                  )
/s/ T. M. Mainprize               )
------------------------------    )
    Signature of witness          )
                                  )
    T. M. Mainprize               )/s/ Brad Cooper
------------------------------    )--------------------------
 Name of witness-please print     )
                                  )
        66 Wyong Rd.              )
       Mosman N.S.W.              )
------------------------------    )
     Address of witness

                        [LETTERHEAD OF GADENS RIDGEWAY]


Our Ref       RES Sean Rush 941422
Direct Line   931-4713



6 February 1995

Mr R Adler
FAI Insurances Limited
Level 12
185 Macquarie Street
SYDNEY NSW 2000

Dear Mr Adler:

OPTION AGREEMENT WITH MR BRAD COOPER
FAI SECURITY HOLDINGS PTY LIMITED

After a recent review of the option agreement with Mr Brad Cooper, it has come to our attention that the definition of "Sales" is relatively imprecise in that FAI Security Holdings does not actually install security units but rather sells them to distributors who themselves install the security units.

Accordingly, I would appreciate it if FAI Insurances Limited could agree to an amendment to the option agreement to address this imprecision. I suggest the definition of "Sales" on page 2 of the agreement be amended as follows:

     "Sales" means the total number of security units sold by FAI Security Holdings to its distributors throughout the Australian and New Zealand territories for the most recent twelve month period ending on the Completion Dates.

If FAI Insurances Limited is agreeable to the above amendment, please sign the enclosed copy of this letter on behalf of FAI Insurances Limited and return to Gadens Ridgeway.

Thank you for your assistance.

Yours faithfully



Sean Rush
for GADENS RIDGEWAY
    ---------------

Encl

                        [LETTERHEAD OF GADENS RIDGEWAY]

                                      2.



SIGNED on behalf of FAI             )
INSURANCES LIMITED by its           )
authorised representative in the    )/s/ Rodney S. Adler
presence of:                        )----------------------------------
                                    )     Signature of authorised
/s/ R. F. Baulderstone              )        representative
------------------------------------)
     Signature of witness           ) Rodney S. Adler
                                    )----------------------------------
/s/ R. F. Baulderstone              ) Name of authorised representative
____________________________________)      - please print
     Name of witness - please print )
                                    )
  77 Pacific Highway, North Sydney  )
------------------------------------
     Address of Witness